SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 24, 2011

BIOPHARM ASIA, INC.
___________________________
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China	134115
(Address of principal executive offices)	(Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The Company is filing this Report on Form 8-K in order to file as Exhibits the leases related to its 330 acre parcel and its 65 acre parcel currently used to grow Schisandra trees.

 The first land parcel (Lease #1) is approximately 330 acres, and was leased for a 30-year term, which began on January 1, 2003.  A total of four lease payments of approximately $12,370,000 (RMB 84,000,000) each are to be paid on the dates, June 30, 2003 (paid by the Company), June 30, 2011, June 30, 2019, and June 30, 2027.  The annual lease expense for Lease #1 has been calculated using the straight-line method over the life of the lease, and is approximately $410,000 (RMB 2,800,000) per year.  As of September 30, 2010, and December 31, 2009, the Company had deferred lease payments prepaid on this parcel of land of $104,507 and $409,842, respectively.

The second land parcel (Lease #2) is approximately 165 acres and was leased pursuant to a 25-year lease commencing January 1, 2008.  A total of four lease payments amounting to approximately $5,150,000 (RMB 35,000,000) are to be paid over the 25-year term of Lease #2.  The payments are scheduled to be paid on June 30, 2008 (paid by the Company), June 30, 2009 (paid by the Company), June 30, 2017 (approximately $1,650,000), and June 30, 2025 (approximately $1,650,000).  The annual lease expense for Lease #2 has been calculated using the straight-line method over the life of the lease, and is approximately $205,000 (RMB 1,400,000) per year.  As of September 30, 2010, and December 31, 2009, the Company had deferred lease payments prepaid on this parcel of land of $1,306,341 and $1,435,447, respectively.

Item 9.01. Exhibits.

Exhibit No. 10.1
Description
Translation of Material Terms of a Lease dated January 11, 2003, for 330 Acres with New Agriculture Village, National Minority Town, Nationality Korean, Manchu, Tonghua County, Jilin Province, P.R.C

10.2	Translation of Material Terms of a Lease dated January 11, 2008, for 165 Acres with New Agriculture Village, National Minority Town, Nationality Korean, Manchu, Tonghua County, Jilin Province, P.R.C

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2011

BIOPHARM ASIA, INC.

By:	/s/ Xia Yang Hu
Xia Yang Hu Chief Executive Officer

EXHIBIT INDEX

Exhibit No. 10.1
Description
Translation of Material Terms of a Lease dated January 11, 2003, for 330 Acres with New Agriculture Village, National Minority Town, Nationality Korean, Manchu, Tonghua County, Jilin Province, P.R.C

10.2	Translation of Material Terms of a Lease dated January 11, 2008, for 165 Acres with New Agriculture Village, National Minority Town, Nationality Korean, Manchu, Tonghua County, Jilin Province, P.R.C